Exhibit 10.4

                         PROMISSORY NOTE

$350,000                                       Irvine, California
                                                   March 30, 2001

     FOR VALUE RECEIVED, the undersigned, CALIFORNIA SOFTWARE CORPORATION, a Nevada corporation (the "Maker"), hereby promises to pay to the order of Anthony M. Mello, III, an individual (the "Holder"), at his office at 2654 W. Horizon Ridge Parkway, Suite B, Henderson, Nevada 89052, or at such other place or to such other party or parties as the Holder may from time to time designate, the principal sum of Three Hundred Fifty Thousand Dollars ($350,000), together with interest on the unpaid principal balance from time to time outstanding at the rate of two percent (2%) per annum above the prime rate of interest announced from time to time by Wells Fargo Bank, N.A., to commercial customers for unsecured loans. The interest rate payable hereunder shall be adjusted from time to time on the same day that Wells Fargo Bank, N.A. announces changes in its prime interest rate.

     Beginning with a payment due on the 10th day of April, 2001, the principal and interest of this Promissory Note shall be paid in equal monthly installments of one thirty-sixth of the principal amount plus accrued interest for a total of thirty-six
(36)  months,  such payments being due no later  than  the  tenth
(10th) day of each of the thirty-six (36) months.

     One time during the term of this Promissory Note, Holder is entitled to demand in writing the payment of ten percent (10%) of the then current outstanding principal balance which payment shall be made by Maker within three (3) days of Maker's receipt of such written demand from Holder.

     Both principal and interest shall be paid by Maker in lawful money of the United States of America in cash or in the form of a cashier's or certified check.

     Maker shall have the right to prepay this Promissory Note in whole or in part, without penalty, at any time and from time to time, prior to the maturity date hereof.

     This Promissory Note arises out of the Loan Agreement (the "Agreement")between Maker and Holder dated March 30, 2001, which is incorporated herein by reference as if set forth at length herein, and, unless otherwise indicated herein, the terms and provisions of this Promissory Note will have the same meanings as are ascribed thereto in the Agreement.

     This  Promissory  Note  is secured by a  security  agreement
("Security Agreement") of even date herewith.

     The rights and remedies of Holder, as provided in this Promissory Note shall be cumulative and concurrent, and may be pursued singularly, successively or together, and shall include its right to enforce the obligations of Bruce Acacio under the terms of the Acacio Personal Guaranty.

     This Promissory Note has been executed and delivered in the State of California and is to be governed by and construed according to the laws thereof without regard to its choice of law principles.

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     In  the  event that this Promissory Note shall  require  the payment of interest in excess of the maximum amount permissible under applicable law, then the Maker's obligations hereunder shall, automatically and retroactively, be deemed reduced to the highest maximum amount permissible under applicable law. In the event Holder receives as interest an amount which would exceed such maximum applicable rate, the amount of any excess interest shall not be applied to the payment of interest hereunder, but
shall,  automatically  and  retroactively,  be  applied  to   the
reduction of the unpaid principal balance due hereunder. In the event and to the extent such excess amount of interest exceeds the outstanding unpaid principal balance hereunder, any such excess amount shall be immediately returned to Maker by Holder.

     Time is of the essence with regard to this Promissory Note.

     If any of the following events (hereinafter referred to as "Events of Default") shall occur, then, in each such event and during the continuance thereof, the Holder may declare the entire remaining indebtedness owing hereunder, including any accrued interest, to become immediately due and payable:

     (a) If the Maker shall default in the timely making of any payment of principal and/or interest due hereunder and if the same remains unpaid for five (5) days following receipt by Maker of written notice of such default (which grace period shall only be permitted two (2) times during the term of this Promissory
Note); or

     (b) If an Event of Default (other than a default in the making of any payment of principal and/or interest due hereunder) exists under, and as that term is defined in the Security
Agreement, and if such Event of Default is not cured within thirty (30) days after receipt by Maker of written notice of the existence of such Event of Default; or

     (c) If Maker shall have made a voluntary assignment for the benefit of creditors, or if proceedings shall have been commenced under the bankruptcy laws by or against Maker, or if a receiver or trustee shall have been appointed for the benefit of creditors against Maker; provided, however, that Maker shall not be deemed to be in default due to any involuntary proceedings brought against it if such proceedings are dismissed or resolved in favor of Maker within ninety (90) days from the commencement of such proceedings.

     Upon default under this Promissory Note or failure to comply with any provision of that certain Security Agreement of even date entered into between Maker and Holder, the entire unpaid principal and all accrued interest, at the option of Holder, shall at once become due and payable.

     The Maker of this Promissory Note, for itself and its legal representatives, successors and assigns, hereby expressly waives presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that the Holder may extend the time for payment of any part or the whole of the indebtedness evidenced hereby.

     No delay or omission by the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right of the Holder. A waiver of any right by Holder on one

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occasion shall not be construed as a bar to or as a waiver of any right in the future. None of the provisions hereof and none of the rights of the Holder shall be deemed to have been waived by acceptance of any part due amount or by any other indulgence granted to the Maker.

     Neither this Promissory Note nor any term hereof may be waived, amended, discharged, modified, changed, or terminated orally, nor shall any waiver of any provision hereof be effective except by an instrument in writing signed by Maker and the Holder thereof.

     Whenever  used herein, the words "Maker" and "Holder"  shall
be   deemed   to   include  their  respective   heirs,   personal
representatives, successors and assigns.

     All notices to be given under this Promissory Note shall be deemed served upon receipt by the addressee or, if mailed, upon the expiration of seventy-two (72) hours after deposit in the United States Postal Service, certified mail, postage prepaid, addressed to the address of Maker or Holder as hereinafter set forth:

     Maker's Address:    California Software Corporation
                         2485 McCabe Way
                         Irvine, CA 92614
                         Attention:  Bruce Acacio

     Holder's Address:   Anthony M. Mello, III
                         2654 W. Horizon Ridge Parkway, Suite B
                         Henderson, Nevada  89052

     If any party hereto incurs any legal fees, whether or not an action is instituted, to enforce the terms of this Promissory Note or to recover damages or injunctive relief for breach of this Promissory Note, it is agreed that the successful or prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees, expert witness fees and other costs in addition to any other relief to which it or they may be entitled.

     This Promissory Note may from time to time be extended or renewed, with or without notice to Maker or any guarantor hereon and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of Maker or any guarantor hereon.

     Anything in this Promissory Note to the contrary notwithstanding, the indebtedness evidenced by this Promissory Note shall be subordinated and junior in right of payment, to the extent and in the manner hereinafter set forth, to all indebtedness of the Maker for money borrowed equal to or in excess of Five Hundred Thousand Dollars ($500,000), whether outstanding at the date of this Promissory Note or incurred after the date of this Promissory Note, from any state or national bank, savings and loan, credit union, or other depository institution, finance company, insurance company or other financial institution which engages in commercial or asset-base lending or any affiliate of any of the foregoing, plus interest thereon (such indebtedness of the Maker to which this Promissory
Note is subordinate and junior being sometimes hereinafter referred to as the "senior debt") it being understood, however, that such subordination shall not impair Maker's obligations under the terms of this Promissory Note so long as Maker is not in default as to the senior debt. In the event of any insolvency

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or  bankruptcy  proceedings,  and any  receivership,  liquidation readjustment, reorganization or other similar proceedings in connection therewith, relative to the Maker to it creditors, as such or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the undersigned, whether or not involving insolvency or bankruptcy, then the holders of senior debt shall be entitled to receive payment in full of all principal and interest on all senior debt before the holder of this Promissory Note is entitled to receive
any   payment  on  account  of  principal  or  interest  on  this
Promissory Note, and to that end (but subject to the power  of  a
court   of   competent  jurisdiction  to  make  other   equitable
provisions reflecting the rights conferred by this Promissory Note upon the senior debt and the holder thereof with respect to the indebtedness evidenced by this Promissory Note and the holder thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of senior debt shall be entitled to receive for application in payment thereof any payment or distribution  of  any  kind  or character,  whether  in  cash  or property  or  securities, which may be payable or deliverable  in
any   such  proceedings  in  respect  of  this  Promissory  Note, including any such payment or distribution which may be payable or deliverable by virtue of the provisions of any indebtedness which is subordinate and junior in right of payment to this Promissory Note, except securities which are subordinate in right of payment to the payment of the senior debt; and in the event that pursuant to any provision of this Promissory Note, the same is declared due and payable before its expressed maturity because
of    the  occurrence  of  a  default  described  therein  (under circumstances when the provisions of the immediately preceding paragraph shall not be applicable), the holders of senior debt outstanding at the time this Promissory Note becomes due and payable because of such occurrence of a default thereunder shall be entitled to receive payment in full of all principal and interest on all senior debt before the Holder hereof is entitled to receive any payment on account of the principal or interest upon this Promissory Note. No present or future holder of senior
debt   shall   be  prejudiced  in  its  right  to   enforce   the
subordination of this Promissory Note by any act or failure to act on the part of the Maker. The foregoing provisions as to subordination are solely for the purpose of defining the relative rights of the holders of the senior debt on the one hand, and the Holder of this Promissory Note on the other hand, and none of such provisions shall impair, as between the Maker and the Holder, the obligations of the Maker, which is unconditional and absolute, to pay to the holder of this Promissory Note the principal and interest thereon, in accordance with the terms of this Promissory Note, nor shall any such provisions prevent the Holder from exercising all remedies otherwise permitted by applicable law or under the terms of this Promissory Note upon default thereunder, subject to the rights, if any, under the foregoing provisions, of holders of senior debt to receive cash, property or securities otherwise payable or deliverable to the Holder. The Maker agrees, for the benefit of the holders of the senior debt, that in the event this Promissory Note is declared due and payable before its expressed maturity because of the occurrence of an event of default thereunder or otherwise (i) the undersigned will give prompt notice in writing of such happening to the holders of the senior debt and (ii) if required by the terms of such senior debt, all senior debt shall forthwith become immediately due and payable upon demand, regardless of the expressed maturity thereof.

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     IN WITNESS WHEREOF, Maker has caused this Promissory Note to be executed in Irvine, California, on the date first above written.

     MAKER:                   CALIFORNIA SOFTWARE CORPORATION,
                              a Nevada corporation


                              By:/s/ Bruce Acacio
                              ---------------------------
                                 Bruce Acacio


                              By:/s/ Carol Conway Dewees
                              ---------------------------
                                 Carol Conway Dewees
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